UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015 (March 5, 2015)

GRAY TELEVISION, INC.

(Exact name of registrant as specified in its charter)

Georgia (State of incorporation or organization)	1-13796 (Commission File Number)	58-0285030 (IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA 30319 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (404) 504-9828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 5, 2015, Gray Television, Inc. (the “Company”) issued a press release reporting its financial results for the three-month period and year ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

In connection with various meetings that management of the Company expects to hold with analysts or investors on or after the date hereof, the Company has prepared a slide presentation. A copy of the slides to be used in connection with such analyst or investor meetings is furnished as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
99.1	Press release issued by Gray Television, Inc. on March 5, 2015
99.2	Investor Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: March 5, 2015	By:	/s/ James C. Ryan
James C. Ryan Senior Vice President and Chief Financial Officer

exhibit index

Number	Exhibit
99.1	Press release issued by Gray Television, Inc. on March 5, 2015
99.2	Investor Presentation Slides